UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

Mainz Biomed N.V.

(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-41010	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Robert Koch Strasse 50, 55129 Mainz, Germany

(Address of Principal Executive Offices) (Zip Code)

+49 6131 5542860

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Ordinary Shares, nominal value €0.01 per share	QUCY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 11, 2026, Robert P. Liscouski was appointed to the board of directors (the “Board”) of Mainz Biomed N.V. (the “Company”) as Chairman of the Board. Mr. Liscouski was appointed as a director having a term expiring at the Company’s extraordinary general meeting, currently planned for April 2026, or until his successor has been duly elected and qualified or until his earlier resignation or removal.

There are no arrangements or understandings between Mr. Liscouski and any other person pursuant to which he was selected as a director of the Company. There is no family relationship between Mr. Liscouski and any director or executive officer of the Company. There are no transactions between Mr. Liscouski and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure

On March 11, 2026, the Company issued a press release announcing the appointment of Robert P. Liscouski as Chairman of the Board and the Symbol Change (as defined below). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 8.01. Other Events

Effective before the open of market trading on March 12, 2026, the Company’s ordinary shares, par value €0.01 per share, will cease trading under the ticker symbol “MYNZ” and begin trading on the Nasdaq Stock Market under the ticker symbol “QUCY” (“Symbol Change”). The Symbol Change does not affect the rights of the Company’s security holders. There will be no change to the Company’s CUSIP in connection with the Symbol Change.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 11, 2026 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mainz Biomed N.V.

By:	/s/ William Caragol
	Name:	William Caragol
	Title:	Chief Financial Officer

Dated: March 11, 2026

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